UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

Alaska Communications Systems Group, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Copies to:

Keith E. Gottfried, Esq.

Sean M. Donahue, Esq.

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Avenue, N.W.

Washington, DC 20004-2541

(202) 739-3000

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐ Fee paid previously with preliminary materials:

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Alaska Communications Systems Group, Inc., a Delaware corporation (“Alaska Communications”), is filing materials contained in this Schedule 14A with the U.S. Securities and Exchange Commission (“SEC”) in connection with Alaska Communications’ solicitation of proxies from its stockholders in connection with its 2018 Annual Meeting of Stockholders and at any and all adjournments or postponements thereof (the “2018 Annual Meeting”). Alaska Communications has neither scheduled the 2018 Annual Meeting nor filed a preliminary or definitive proxy statement with the SEC in connection with its solicitation of proxies to be used at the 2018 Annual Meeting.

Letter Sent to TAR Holdings LLC on April 27, 2018

Attached hereto is a letter sent on April 27, 2018 by Alaska Communications to TAR Holdings LLC, a New Jersey limited liability company of which Karen S. Singer is the sole member, acknowledging receipt of its unsolicited, non-binding term sheet proposing to discuss a financing transaction with Alaska Communications that contemplates Alaska Communications issuing convertible preferred stock. This letter is being filed herewith because it may be deemed to be solicitation material in connection with Alaska Communications’ solicitation of proxies to be used at the 2018 Annual Meeting.

Important Additional Information And Where To Find It

Alaska Communications, its directors and certain of its executive officers are deemed to be participants in the solicitation of proxies from Alaska Communications’ stockholders in connection with the matters to be considered at Alaska Communications’ 2018 Annual Meeting of Stockholders. Information regarding the names of Alaska Communications’ directors and executive officers and their respective interests in Alaska Communications through security holdings or otherwise can be found in Alaska Communications’ proxy statement for its 2017 Annual Meeting of Stockholders, filed with the SEC on April 27, 2017. To the extent holdings of Alaska Communications’ securities have changed since the amounts set forth in Alaska Communications’ proxy statement for its 2017 Annual Meeting of Stockholders, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. These documents are available free of charge at the SEC’s website at www.sec.gov. Alaska Communications intends to file a proxy statement and accompanying WHITE proxy card with the SEC in connection with the solicitation of proxies from Alaska Communications’ stockholders in connection with the matters to be considered at Alaska Communications’ 2018 Annual Meeting of Stockholders. Additional information regarding the identity of participants, and their direct or indirect interests, through security holdings or otherwise, will be set forth in Alaska Communications’ proxy statement for its 2018 Annual Meeting, including the schedules and appendices thereto. INVESTORS AND STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY SUCH PROXY STATEMENT AND THE ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED BY ALASKA COMMUNICATIONS WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders will be able to obtain the Proxy Statement, any amendments or supplements to the Proxy Statement, the accompanying WHITE proxy card, and other documents filed by Alaska Communications with the SEC free of charge at the SEC’s website at www.sec.gov. Copies will also be available free of charge at the Investor Relations section of Alaska Communications’ corporate website at www.alsk.com, by writing to Alaska Communications’ Corporate Secretary at Alaska Communications Systems Group, Inc., 600 Telephone Avenue, Anchorage AK 99503 or by contacting Alaska Communications’ investor relations department at (907) 564-7556.

April 27, 2018

VIA EMAIL

TAR Holdings LLC

2200 Fletcher Ave.

Fort Lee, NJ 07024

Attention: Gary A. Singer

Ladies and Gentlemen:

I am writing to you on behalf of Alaska Communications Systems Group, Inc., a Delaware corporation (“Alaska Communications”), to confirm receipt of the unsolicited non-binding term sheet, dated April 24, 2018, that we received from TAR Holdings LLC, a New Jersey limited liability company of which Karen S. Singer is the sole member (“TAR Holdings”). In your term sheet, you propose discussing with us a financing transaction that contemplates Alaska Communications issuing convertible preferred stock.

Despite the substantial level of engagement that we have had with TAR Holdings and its representatives since TAR Holdings filed its initial Schedule 13D relating to Alaska Communications with the Securities and Exchange Commission on December 15, 2017, this is the first time that we have learned of TAR Holdings’ interest in discussing with us such a financing transaction.

We note that Alaska Communications is not in any active discussions regarding any financing transaction, whether dilutive of our current equity holders or otherwise, or similar in any material respect to the one that you have proposed. However, consistent with its fiduciary duties and responsibilities, our Board will, in consultation with its financial and legal advisors, carefully evaluate and consider your term sheet and the financing transaction proposed thereby. Once we determine the course of action that we believe is in the best interests of Alaska Communications and its stockholders, we will respond further to you.

In the interim, if there is any additional information regarding your proposed financing transaction that was not included in your term sheet of April 24, 2018 that you believe our Board and our advisors may find helpful in reviewing your proposed financing transaction, please send such information to me and I will forward it on to the members of the Board.

Sincerely,

/s/ Leonard A. Steinberg
Leonard A. Steinberg
Senior Vice President, Legal, Regulatory & Government Affairs & Corporate Secretary

cc:	Edward J. Hayes, Jr., Chairman of the Board, Alaska Communications
Anand Vadapalli, President and Chief Executive Officer, Alaska Communications
Keith E. Gottfried, Esq., Morgan Lewis & Bockius LLP
Karen S. Singer, TAR Holdings LLC
Julian D. Singer, TAR Holdings LLC
Jeremy Reckmeyer, Esq., Hunton Andrews Kurth LLP